UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 16, 2009 (January 12, 2009)
O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3038 Sidco Drive
Nashville, Tennessee	37204
(Address of Principal Executive Offices)	(Zip Code)
(615) 256-8500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

EX-10.1
EX-10.2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 12, 2009, the Compensation and Human Resources Committee of the Board of Directors of O’Charley’s Inc. (the “Company”) approved amendments to the existing executive employment agreements (the “Agreements”) with certain of its senior executive officers, including the following named executive officers: Lawrence E. Hyatt, Chief Financial Officer, Secretary and Treasurer; Jeffrey D. Warne, Concept President — O’Charley’s; John R. Grady, Concept President — Ninety Nine Restaurants; and Lawrence D. Taylor, Chief Supply Chain Officer.
     The amendments extend the initial term of each of the Agreements from August 29, 2010 to August 29, 2011. Additionally, the amendments provide that upon termination of the employment of an executive without cause (as defined in the Agreements) or by an executive with good reason (as defined in the Agreements), the portion of his severance payment corresponding to his annual bonus will be the greater of the executive’s target annual bonus for the fiscal year in which the date of termination occurs or the executive’s target annual bonus for the 2008 fiscal year. The amendment to Mr. Hyatt’s agreement also includes a provision under which Mr. Hyatt will be paid an additional $1,500 per week during the period he serves as interim Chief Executive Officer and President.
     A form of amendment is attached to this report as Exhibit 10.1. The amendment to Mr. Hyatt’s agreement is attached to this report as Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits.

10.1	Form of First Amendment to O’Charley’s Inc. Executive Employment Agreement, dated January 12, 2009

10.2	First Amendment to O’Charley’s Inc. Executive Employment Agreement between O’Charley’s Inc. and Lawrence E. Hyatt, dated January 12, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Chief Financial Officer, Secretary and Treasurer

Date: January 16, 2009

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of First Amendment to O’Charley’s Inc. Executive Employment Agreement, dated January 12, 2009

10.2	First Amendment to O’Charley’s Inc. Executive Employment Agreement between O’Charley’s Inc. and Lawrence E. Hyatt, dated January 12, 2009